UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2012 (March 7, 2012)

New Mountain Finance Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance Holdings, L.L.C.

(Exact name of co-registrant as specified in its charter)

Delaware	814-00839	26-3633318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance AIV Holdings Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00902	80-0721242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 7, 2012, Adam J. Collins and Daniel Hébert, currently Class I and Class II Directors, respectively, of each of the Boards of Directors of New Mountain Finance Corporation, New Mountain Finance Holdings, LLC and New Mountain Finance AIV Holdings Corporation (collectively, the “NMF Funds”), informed the Boards of Directors of each of the NMF Funds that they were resigning, effective immediately.  Messrs. Hébert and Collins decision to resign was not due to any dispute or disagreement with the NMF Funds on any matter relating to the NMF Funds’ operations, policies or practices.

The Boards of the NMF Funds announced that they will actively seek to identify an additional independent director candidate to replace the outgoing Mr. Hébert.  However, a majority of the NMF Funds’ Boards continue to be comprised of directors that are not “interested persons” of the NMF Funds, as such term is defined under the Investment Company Act of 1940, as amended.

Item 8.01      Other Events

Additionally, on March 7, 2012 the Boards of Directors of the NMF Funds announced that their Joint Annual Meeting of Stockholders/Unit Holders would be held on May 8, 2012 at 9:30 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenues of the Americas, 40th Floor, New York, New York, 10036 (the “Annual Meeting”).  The Boards of Directors of the NMF Funds also set the record date for stockholders/unit holders of the NMF Funds able to vote at the upcoming Annual Meeting as the close of business on March 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

Date: March 9, 2012	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Secretary